Exhibit 31.2

Certification

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Douglas S. Aron, certify that:

1. I have reviewed this Annual Report on Form 10-K of Archrock, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: February 26, 2024

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Senior Vice President and Chief Financial Officer
(Principal Financial Officer)